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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) November 15, 2004
                                                        -----------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     0-26467                 54-18773112
        --------                    --------                 -----------
(State or other Jurisdiction of    (Commission               (IRS Employer
 Incorporation or Organization     File Number)              Identification No.)

                10700 Parkridge Boulevard, Reston, Virginia 20191
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 391-1300
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

         On November 15, 2004, the registrant issued a press release announcing the registrant's earnings for the fourth quarter and the year ended September 30, 2004.

         The full text of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

c.   Exhibits

     Exhibit Number                Description
     --------------                -----------
     99.1                          Press release dated November 15, 2004.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 15, 2004             By: /s/ Carroll E. Amos
                                         --------------------------------------
                                         Carroll E. Amos
                                         President and Chief Executive Officer



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